UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-0234
Seligman Common Stock Fund, Inc.
(Exact name of Registrant as specified in charter)
100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)
Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 850-1864
Date of fiscal year end: 12/31
Date of reporting period: 6/30/08
FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Common Stock Fund, Inc.

Mid-Year Report
June 30, 2008

Seeking Total Return
Through a Combination
of Capital Appreciation
and Current Income

(J. & W. SELIGMAN LOGO)

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	4

Understanding and Comparing Your Fund’s Expenses	7

Portfolio of Investments	8

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Notes to Financial Statements	20

Financial Highlights	29

Board of Directors and Executive Officers	35

Additional Fund Information	36

        To The Shareholders

We are pleased to present your mid-year shareholder report for Seligman Common Stock Fund, Inc. This report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

For the six months ended June 30, 2008, Seligman Common Stock Fund posted a total return, based on the net asset value of Class A shares (excluding sales charges), of -14.0%. During the same period, the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average, returned -11.5%. The Fund’s benchmark, the S&P 500 Index, returned -11.9% for the same period.

On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. The conversion did not affect individual shareholder account values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s manager, in a transaction that is likely to close in the fourth quarter of 2008. Consummation of Ameriprise’s acquisition of Seligman will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of the Fund’s management agreement with Seligman. On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Thank you for your continued support of Seligman Common Stock Fund.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President
August 25, 2008

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Common Stock Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of Fund shares.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended June 30, 2008

		Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03

Class A

With Sales Charge	(18.96)%	(26.03)%	3.66%	(1.89)%	n/a	n/a	n/a

Without Sales Charge	(13.96)	(21.51)	4.90	(1.31)	n/a	n/a	n/a

Class B

With CDSC†	(18.62)	(25.62)	3.76	n/a	n/a	n/a	n/a

Without CDSC	(14.38)	(22.14)	4.10	(1.90)††	n/a	n/a	n/a

Class C

With 1% CDSC	(15.22)	(22.82)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(14.37)	(22.12)	4.12	n/a	(3.05)%	n/a	n/a

Class I	(13.82)	(21.19)	5.32	n/a	n/a	0.61%	n/a

Class R

With 1% CDSC	(14.88)	(22.41)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(14.03)	(21.71)	4.68	n/a	n/a	n/a	5.59%

Benchmarks**

Lipper Large-Cap Core Funds Average	(11.49)	(12.27)	6.83	2.51	1.56	2.97	7.90

S&P 500 Index	(11.90)	(13.11)	7.57	2.88	1.65	3.64	8.66

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

6/30/08	$9.72	$9.48	$9.49	$9.79	$9.75

12/31/07	11.44	11.17	11.18	11.53	11.47

6/30/07	13.93	13.62	13.63	14.01	13.94

*	Returns for periods of less than one year are not annualized.
**	The Lipper Large-Cap Core Funds Average (“Lipper Average”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees, taxes and sales charges. The S&P 500 Index also excludes the effect of expenses. The Lipper Average measures the performance of funds, that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or index.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Portfolio Overview

Diversification of Net Assets
June 30, 2008

				Percent of Net Assets
				June 30,	December 31,
	Issues	Cost	Value	2008	2007

Common Stocks:

Aerospace and Defense	4	$4,166,666	$4,299,770	2.5	2.8

Air Freight and Logistics	1	1,864,062	1,647,396	1.0	0.5

Airlines	2	2,081,803	940,344	0.5	1.2

Auto Components	—	—	—	—	1.1

Automobiles	—	—	—	—	0.4

Biotechnology	3	4,197,845	3,593,483	2.1	1.9

Capital Markets	5	6,924,501	4,575,775	2.7	4.3

Chemicals	1	669,624	796,572	0.5	—

Commercial Banks	2	3,643,853	1,972,480	1.2	1.2

Commercial Services and Supplies	—	—	—	—	1.0

Communications Equipment	6	9,520,705	8,613,084	5.0	5.6

Computers and Peripherals	2	3,927,374	3,947,073	2.3	4.3

Construction and Engineering	2	1,608,596	1,880,461	1.1	1.2

Consumer Finance	1	1,379,172	1,013,323	0.6	1.1

Containers and Packaging	1	4,814,825	1,703,173	1.0	2.3

Diversified Financial Services	4	8,680,066	5,413,465	3.2	3.9

Diversified Telecommunication Services	4	8,012,056	6,059,742	3.5	2.4

Electric Utilities	1	1,496,106	1,637,272	1.0	0.7

Electrical Equipment	2	1,368,323	1,256,294	0.7	0.5

Energy Equipment and Services	6	6,278,675	7,788,817	4.5	3.1

Food and Staples Retailing	2	7,304,408	2,798,375	1.6	2.3

Health Care Equipment and Supplies	3	2,768,769	2,733,653	1.6	1.0

Health Care Providers and Services	6	4,821,614	3,935,252	2.3	1.7

Hotels, Restaurants and Leisure	—	—	—	—	0.9

Independent Power Producers and Energy Traders	1	1,209,132	1,141,074	0.7	0.6

Industrial Conglomerates	2	3,953,436	3,368,786	2.0	2.5

Insurance	4	7,449,513	5,232,491	3.1	2.5

Internet Software and Services	3	8,445,761	5,309,898	3.1	2.3

Life Sciences Tools and Services	1	965,360	910,656	0.5	0.6

Machinery	1	651,404	540,975	0.3	1.2

Media	—	—	—	—	2.7

Metals and Mining	4	4,564,573	5,333,055	3.1	2.2

Multi-Utilities	1	2,044,853	2,117,373	1.2	—

Multiline Retail	1	2,279,176	2,003,719	1.2	1.8

(Continued on page 5.)

Portfolio Overview

Diversification of Net Assets (continued)
June 30, 2008

				Percent of Net Assets
				June 30,	December 31,
	Issues	Cost	Value	2008	2007

Common Stocks: (continued)

Oil, Gas and Consumable Fuels	8	$14,334,115	$19,934,343	11.6	9.5

Pharmaceuticals	10	16,369,935	14,594,499	8.5	5.4

Real Estate Investment Trusts	—	—	—	—	0.3

Semiconductors and Semiconductor Equipment	4	8,208,324	8,113,710	4.7	3.5

Software	5	11,054,183	10,271,027	6.0	3.2

Specialty Retail	2	4,892,629	2,147,357	1.3	1.1

Textiles, Apparel and Luxury Goods	—	—	—	—	0.6

Thrifts and Mortgage Finance	1	37	4	—	—

Tobacco	3	5,141,410	5,545,794	3.2	2.6

Wireless Telecommunication Services	1	1,000,455	679,107	0.4	1.6

Total Common Stocks	110	178,093,339	153,849,672	89.8	89.6

Equity-Linked Notes	7	9,075,000	7,313,602	4.3	5.3

Options Purchased	20	3,061,417	1,290,506	0.8	1.0

Other Short-Term Holdings and Other Assets Less Liabilities	2	8,847,583	8,847,583	5.1	4.1

Net Assets	139	$199,077,339	$171,301,363	100.0	100.0

Largest Industries†
June 30, 2008

See footnotes on page 6.

Portfolio Overview

Largest Portfolio Holdings††
June 30, 2008

		Percent of
Security	Value	Net Assets

Exxon Mobil	$6,030,736	3.5

Marvell Technology Group	4,282,090	2.5

Comverse Technology	3,641,572	2.1

Microsoft	3,540,537	2.1

Chevron	3,479,463	2.0

AT&T	3,021,993	1.8

ConocoPhillips	2,784,505	1.6

Philip Morris International	2,731,267	1.6

General Electric	2,714,640	1.6

Wyeth	2,644,179	1.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Largest Portfolio Changes
During the Six Months Ended June 30, 2008

Largest Purchases

Public Service Enterprise Group*

Google (Class A)*

Chesapeake Energy*

United Parcel Service (Class B)*

UST*

Microsoft

Merck*

Forest Laboratories*

Wells Fargo*

AT&T

Largest Sales

Kohl’s**

NII Holdings

Wal-Mart Stores**

Joy Global**

Goodyear Tire & Rubber**

Halliburton

International Business Machines**

Starbucks**

Seagate Technology**

Wyeth

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Includes options purchased.

††	Excludes options purchased and short-term holdings.

*	Position added during the period.

**	Position eliminated during the period.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2008 and held for the entire six-month period ended June 30, 2008.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period	Value	During Period
	1/1/08	Ratio*	6/30/08	1/1/08 to 6/30/08**	6/30/08	1/1/08 to 6/30/08**

Class A	$1,000.00	1.36%	$860.40	$6.29	$1,018.10	$6.82

Class B	1,000.00	2.11	856.20	9.74	1,014.37	10.57

Class C	1,000.00	2.11	856.30	9.74	1,014.37	10.57

Class I	1,000.00	0.90	861.80	4.17	1,020.39	4.52

Class R	1,000.00	1.61	859.70	7.44	1,016.86	8.07

*	Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2008 to June 30, 2008, multiplied by the average account value over the period, multiplied by 182/366 (number of days in the period).

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
Common Stocks 89.8%

Aerospace and Defense 2.5%

Boeing	12,100	$795,212

Honeywell International	33,800	1,699,464

Raytheon	15,300	861,084

United Technologies	15,300	944,010

		4,299,770

Air Freight and Logistics 1.0%

United Parcel Service (Class B)	26,800	1,647,396

Airlines 0.5%

Delta Air Lines*	94,400	538,080

Northwest Airlines*	60,400	402,264

		940,344

Biotechnology 2.1%

Amgen*	17,100	806,436

Cephalon*	29,900	1,994,031

ImClone Systems*	19,600	793,016

		3,593,483

Capital Markets 2.7%

Bank of New York Mellon	20,800	786,864

Fortress Investment Group (Class A)	107,200	1,320,704

Janus Capital Group	32,700	865,569

Morgan Stanley	32,900	1,186,703

State Street	6,500	415,935

		4,575,775

Chemicals 0.5%

Monsanto	6,300	796,572

Commercial Banks 1.2%

Wachovia	52,840	820,605

Wells Fargo	48,500	1,151,875

		1,972,480

Communications Equipment 5.0%

Cisco Systems*	66,360	1,543,534

Comverse Technology*	214,842	3,641,572

Nokia (ADR)	40,200	984,900

Nortel Networks*	7,555	62,102

QUALCOMM	36,800	1,632,816

Research In Motion*	6,400	748,160

		8,613,084

See footnotes on page 15.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
Computers and Peripherals 2.3%

Apple*	9,500	$1,590,680

Hewlett-Packard	53,300	2,356,393

		3,947,073

Construction and Engineering 1.1%

Foster Wheeler*	14,200	1,038,730

Quanta Services*	25,300	841,731

		1,880,461

Consumer Finance 0.6%

American Express	26,900	1,013,323

Containers and Packaging 1.0%

Smurfit-Stone Container*	418,470	1,703,173

Diversified Financial Services 3.2%

Bank of America	79,760	1,903,871

CIT Group	110,700	753,867

CME Group	1,000	383,190

JPMorgan Chase	69,150	2,372,537

		5,413,465

Diversified Telecommunication Services 3.5%

AT&T	89,700	3,021,993

Frontier Communications	87,200	988,848

Qwest Communications International	328,010	1,289,079

tw telecom*	47,400	759,822

		6,059,742

Electric Utilities 1.0%

Exelon	18,200	1,637,272

Electrical Equipment 0.7%

ABB (ADR)	30,200	855,264

JA Solar Holdings (ADR)*	23,800	401,030

		1,256,294

Energy Equipment and Services 4.5%

Baker Hughes	13,200	1,152,888

Exterran Holdings*	12,700	907,923

Halliburton	29,400	1,560,258

Noble	22,100	1,435,616

Schlumberger	13,800	1,482,534

Transocean	8,200	1,249,598

		7,788,817

See footnotes on page 15.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
Food and Staples Retailing 1.6%

CVS/Caremark	17,400	$688,518

Rite Aid*	1,326,954	2,109,857

		2,798,375

Health Care Equipment and Supplies 1.6%

Baxter International	12,200	780,068

Hologic*	45,600	994,080

Zimmer Holdings*	14,100	959,505

		2,733,653

Health Care Providers and Services 2.3%

CIGNA	9,400	332,666

Express Scripts*	13,300	834,176

Health Net*	35,016	842,485

Medco Health Solutions*	9,200	434,240

Quest Diagnostics	20,400	988,788

UnitedHealth Group	19,158	502,897

		3,935,252

Independent Power Producers and Energy Traders 0.7%

AES*	59,400	1,141,074

Industrial Conglomerates 2.0%

3M	9,400	654,146

General Electric	101,710	2,714,640

		3,368,786

Insurance 3.1%

American International Group	48,200	1,275,372

Hartford Financial Services Group	24,900	1,607,793

MetLife	27,300	1,440,621

Prudential Financial	15,211	908,705

		5,232,491

Internet Software and Services 3.1%

Google (Class A)*	3,400	1,789,828

SAVVIS*	103,892	1,341,246

Yahoo!*	105,461	2,178,824

		5,309,898

Life Sciences Tools and Services 0.5%

Applied Biosystems	27,200	910,656

Machinery 0.3%

Deere	7,500	540,975

See footnotes on page 15.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
Metals and Mining 3.1%

Alcoa	45,591	$1,623,951

Barrick Gold	27,700	1,260,350

Freeport-McMoRan Copper & Gold	17,200	2,015,668

Nucor	5,800	433,086

		5,333,055

Multi-Utilities 1.2%

Public Service Enterprise Group	46,100	2,117,373

Multiline Retail 1.2%

Target	43,100	2,003,719

Oil, Gas and Consumable Fuels 11.6%

Chesapeake Energy	32,500	2,143,700

Chevron	35,100	3,479,463

ConocoPhillips	29,500	2,784,505

El Paso	95,100	2,067,474

Exxon Mobil	68,430	6,030,736

Occidental Petroleum	12,200	1,096,292

Valero Energy	24,400	1,004,792

XTO Energy	19,375	1,327,381

		19,934,343

Pharmaceuticals 8.5%

Abbott Laboratories	32,300	1,710,931

Barr Laboratories*	24,800	1,117,984

Bristol-Myers Squibb	75,400	1,547,962

Forest Laboratories*	38,700	1,344,438

Merck	25,400	957,326

Mylan*	141,000	1,701,870

Pfizer	100,238	1,751,158

Schering-Plough	43,500	856,515

Sepracor*	48,300	962,136

Wyeth	55,133	2,644,179

		14,594,499

See footnotes on page 15.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares or
	Shares Subject
	to Call	Value
Semiconductors and Semiconductor Equipment 4.7%

Intel	84,000	$1,804,320

Marvell Technology Group*	242,474	4,282,090

MEMC Electronic Materials*	14,600	898,484

NVIDIA*	60,300	1,128,816

		8,113,710

Software 6.0%

Activision Blizzard*	58,800	2,003,316

BMC Software*	24,400	878,400

Macrovision Solutions*	146,656	2,193,974

Microsoft	128,700	3,540,537

Oracle*	78,800	1,654,800

		10,271,027

Specialty Retail 1.3%

Home Depot	26,800	627,656

OfficeMax	109,331	1,519,701

		2,147,357

Thrifts and Mortgage Finance 0.0%

Countrywide Financial	1	4

Tobacco 3.2%

Altria Group	59,600	1,225,376

Philip Morris International	55,300	2,731,267

UST	29,100	1,589,151

		5,545,794

Wireless Telecommunication Services 0.4%

NII Holdings*	14,300	679,107

Total Common Stocks (Cost $178,093,339)		153,849,672

Options Purchased* 0.8%

Airlines 0.0%

Northwest Airlines, Call expiring September 2008 at $7.50	81,100	113,540

UAL, Call expiring September 2008 at $10	73,100	40,205

		153,745

Biotechnology 0.1%

Amgen, Call expiring January 2009 at $60	34,400	20,984

See footnotes on page 15.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares Subject
	to Call/Put	Value
Communications Equipment 0.0%

JDS Uniphase, Call expiring January 2009 at $15	87,800	$48,290

Motorola, Call expiring January 2009 at $20	94,900	2,373

		50,663

Diversified Financial Services 0.0%

CIT Group, Call expiring January 2009 at $35	26,600	1,330

Citigroup, Call expiring January 2009 at $30	49,100	8,838

		10,168

Food and Staples Retailing 0.0%

Rite Aid, Call expiring January 2009 at $5	308,700	23,152

Hotels, Restaurants and Leisure 0.0%

Starbucks, Call expiring January 2009 at $30	51,000	2,550

Index Derivatives 0.2%

S&P 500 Index, Put expiring July 2008 at $1,400	1,800	214,920

S&P 500 Index, Put expiring August 2008 at $1,250	1,900	55,670

United States Oil Federation, Put expiring October 2008 at $100	13,300	73,150

		343,740

Internet Software and Services 0.1%

Yahoo!, Call expiring January 2009 at $25	105,600	155,232

Yahoo!, Call expiring January 2009 at $30	48,900	22,005

		177,237

Pharmaceuticals 0.2%

Bristol Myers, Call expiring January 2009 at $25	64,400	24,472

Wyeth, Call expiring July 2008 at $42.50	15,300	85,680

Wyeth, Call expiring October 2008 at $45	24,000	124,800

		234,952

Semiconductors and Semiconductor Equipment 0.2%

Marvell Technology Group, Call expiring January 2009 at $15	30,200	129,860

Marvell Technology Group, Call expiring January 2009 at $20	79,300	138,775

Micron Technology, Call expiring January 2009 at $15	187,200	4,680

		273,315

Total Options Purchased (Cost $3,061,417)		1,290,506

See footnotes on page 15.

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount	Value

Short-Term Holdings 10.0%

Equity-Linked Notes† 4.3%

Credit Suisse:

39.54%, 11/21/08(a)	$1,350,000	$1,231,996

Deutsche Bank:

39%, 9/5/08(b)	1,275,000	1,208,827

37.5%, 11/20/08(c)	1,350,000	1,168,304

Goldman Sachs Group:

34.6%, 10/2/08(d)	1,275,000	1,065,135

Lehman Brothers:

53.51%, 9/14/08(e)	1,275,000	653,438

39.5%, 10/2/08(f)	1,275,000	967,100

Morgan Stanley:

37.05%, 10/17/08(g)	1,275,000	1,018,802

Total Equity-Linked Notes (Cost $9,075,000)		7,313,602

Repurchase Agreement 0.7%

Fixed Income Clearing Corporation 1.75%, dated 6/30/08, maturing 7/1/08 in the amount of $1,249,061 collateralized by: $1,310,000 Freddie Mac 5.625%, 11/23/35, with a fair market value of $1,287,075 (Cost $1,249,000)	1,249,000	1,249,000

Time Deposit 5.0%

BNP Paribas, Grand Cayman, 2.5%, 7/1/08 (Cost $8,558,000)	8,558,000	8,558,000

Total Short-Term Holdings (Cost $18,882,000)		17,120,602

Total Investments (Cost $200,036,756) 100.6%		172,260,780

Other Assets Less Liabilities (0.6)%		(959,417)

Net Assets 100.0%		$171,301,363

See footnotes on page 15.

Portfolio of Investments (unaudited)
June 30, 2008

*	Non-income producing security.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:
	(a)	Energizer Holdings, Longs Drug Stores and Sepracor
	(b)	Oracle, Schering-Plough and Target
	(c)	CIGNA, Hologic and Qwest Communications International
	(d)	Adobe Systems, UnitedHealth Group and Wyeth
	(e)	Delta Air Lines, Intel and Mylan
	(f)	Health Net, Kohl’s and Prudential Financial
	(g)	Comcast, Merck and Nokia ADR
ADR — American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
June 30, 2008

Assets:

Investments, at value:

Common stocks (cost $178,093,339)	$153,849,672

Options purchased (cost $3,061,417)	1,290,506

Equity-linked notes (cost $9,075,000)	7,313,602

Other short-term holdings (cost $9,807,000)	9,807,000

Total investments (cost $200,036,756)	172,260,780

Cash (including restricted cash of $72,682)	72,959

Receivable for securities sold	2,748,273

Dividends and interest receivable	408,489

Receivable for Capital Stock sold	80,673

Investment in, and expenses prepaid to, shareholder service agent	35,420

Other	18,584

Total Assets	175,625,178

Liabilities:

Payable for securities purchased	3,616,634

Payable for Capital Stock repurchased	495,724

Management fee payable	96,447

Distribution and service (12b-1) fees payable	46,808

Accrued expenses and other	68,202

Total Liabilities	4,323,815

Net Assets	$171,301,363

Composition of Net Assets:

Capital Stock, at par ($0.50 par value; 1,000,000,000 shares authorized; 17,661,120 shares outstanding):
Class A	$7,649,367

Class B	133,369

Class C	618,688

Class I	314,437

Class R	114,699

Additional paid-in capital	200,378,817

Undistributed net investment income (Note 7)	550,651

Accumulated net realized loss (Note 7)	(10,682,689)

Net unrealized depreciation of investments	(27,775,976)

Net Assets	$171,301,363

Net Asset Value Per Share:

Class A ($148,630,693 ÷ 15,298,733 shares)	$9.72

Class B ($2,529,417 ÷ 266,738 shares)	$9.48

Class C ($11,747,718 ÷ 1,237,376 shares)	$9.49

Class I ($6,157,811 ÷ 628,874 shares)	$9.79

Class R ($2,235,724 ÷ 229,399 shares)	$9.75

See Notes to Financial Statements.

Statement of Operations  (unaudited)
 For the Six Months Ended June 30, 2008

Investment Income:

Interest	$2,071,734

Dividends (net of foreign taxes withheld of $5,639)	1,528,292

Total Investment Income	3,600,026

Expenses:

Management fee	606,735

Shareholder account services	283,595

Distribution and service (12b-1) fees	282,298

Registration	49,477

Auditing and legal fees	37,234

Custody and related services	23,654

Shareholder reports and communications	16,759

Directors’ fees and expenses	8,093

Miscellaneous	11,338

Total Expenses	1,319,183

Net Investment Income	2,280,843

Net Realized and Unrealized Gain (Loss) on Investments and Options Written:

Net realized loss on investments	(14,194,761)

Net realized gain on options written	63,430

Net change in unrealized depreciation of investments and options written	(17,323,652)

Net Loss on Investments and Options Written	(31,454,983)

Decrease in Net Assets from Operations	$(29,174,140)

See Notes to Financial Statements.

Statements of Changes in Net Assets
 (unaudited)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Operations:

Net investment income	$2,280,843	$5,825,760

Net realized gain (loss) on investments	(14,194,761)	22,032,830

Net realized gain on options written	63,430	844,246

Net change in unrealized depreciation of investments and options written	(17,323,652)	(31,397,909)

Decrease in Net Assets from Operations	(29,174,140)	(2,695,073)

Distributions to Shareholders:

Net investment income:

Class A	(1,980,485)	(5,293,316)

Class B	(26,133)	(80,757)

Class C	(62,611)	(69,733)

Class D	(47,893)	(224,454)

Class I	(93,945)	(192,584)

Class R	(25,765)	(33,259)

Total	(2,236,832)	(5,894,103)

Net realized short-term gain on investments:

Class A	—	(8,459,565)

Class B	—	(171,538)

Class C	—	(158,713)

Class D	—	(521,573)

Class I	—	(289,115)

Class R	—	(85,867)

Total	—	(9,686,371)

Net realized long-term gain on investments:

Class A	—	(9,265,435)

Class B	—	(202,937)

Class C	—	(177,264)

Class D	—	(580,598)

Class I	—	(298,791)

Class R	—	(95,532)

Total	—	(10,620,557)

Decrease in Net Assets from Distributions	(2,236,832)	(26,201,031)

(Continued on page 19.)

Statements of Changes in Net Assets
(unaudited) (continued)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Capital Share Transactions:

Net proceeds from sales of shares	$3,448,014	$9,272,400

Investment of dividends	1,510,946	3,824,632

Exchanged from associated funds	748,983	1,716,566

Investment of gain distribution	—	15,372,224

Total	5,707,943	30,185,822

Cost of shares repurchased	(12,897,398)	(39,161,240)

Exchanged into associated funds	(1,093,292)	(2,044,222)

Total	(13,990,690)	(41,205,462)

Decrease in Net Assets from Capital Share Transactions	(8,282,747)	(11,019,640)

Proceeds from Regulatory Settlement (Note 10)	209,621	—

Decrease in Net Assets	(39,484,098)	(39,915,744)

Net Assets:

Beginning of period	210,785,461	250,701,205

End of Period (including undistributed net investment income of $550,651 and $21,190, respectively)	$171,301,363	$210,785,461

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following five classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions made in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period

Notes to Financial Statements (unaudited)

presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected.

b.	Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

c.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an

Notes to Financial Statements (unaudited)

option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

g.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

h.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

i.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value

Level 1 — Quoted Prices	$155,140,178

Level 2 — Other Significant Observable Inputs	17,120,602

Level 3 — Significant Unobservable Inputs	—

Total	$172,260,780

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets,

Notes to Financial Statements (unaudited)

0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets. (Note 13)

For the six months ended June 30, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $1,448 from sales of Class A shares. Commissions of $4,804 were also paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2008, fees incurred under the Plan aggregated $196,112, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended June 30, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares (only through May 16, 2008), and 0.50% per annum of the average daily net assets of Class R shares, amounted to $15,355, $26,827, $38,153, and $5,851, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the six months ended June 30, 2008, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $47,202.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D (only through May 16, 2008), and Class R shares. For the six months ended June 30, 2008, such charges amounted to $923. The Distributor has sold to third parties its rights to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2008, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $283,595 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements (unaudited)

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2008, the Fund’s potential obligation under the Guaranties is $256,700. As of June 30, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

As of June 30, 2008, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2008, of $1,903 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2008, the Fund did not borrow from the credit facility.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2008, amounted to $91,745,297 and $101,910,947, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2008, the cost of investments for federal income tax purposes was $202,748,181. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $2,711,425.

Notes to Financial Statements (unaudited)

The tax basis components of accumulated losses at June 30, 2008 are presented below. Undistributed ordinary income primarily consists of net short-term capital gains.
,

Gross unrealized appreciation of portfolio securities	$11,694,971

Gross unrealized depreciation of portfolio securities	(42,182,372)

Net unrealized depreciation of portfolio securities	(30,487,401)

Undistributed ordinary income	529,461

Accumulated net realized loss	(7,966,874)

Total accumulated losses	$(37,924,814)

8.	Options Written — Transactions in options written during the six months ended June 30, 2008, were as follows:

	Shares Subject
	To Call/Put	Premiums

Options outstanding, December 31, 2007	—	$—

Options written	64,300	63,430

Options expired	(64,300)	(63,430)

Options outstanding, June 30, 2008	—	$—

9.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2008		December 31, 2007

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	76,899	$758,095	194,974	$2,562,851

Investment of dividends	125,078	1,263,968	253,765	3,288,401

Exchanged from associated funds	50,592	538,558	67,798	902,296

Converted from Class B*	50,611	545,678	90,142	1,192,556

Investment of gain distribution	—	—	1,035,053	12,902,409

Total	303,180	3,106,299	1,641,732	20,848,513

Cost of shares repurchased	(955,760)	(9,958,793)	(2,329,652)	(31,051,541)

Exchanged into associated funds	(84,064)	(869,035)	(104,428)	(1,359,094)

Total	(1,039,824)	(10,827,828)	(2,434,080)	(32,410,635)

Decrease	(736,644)	$(7,721,529)	(792,348)	$(11,562,122)

  See footnotes on page 27.

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2008†		December 31, 2007

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	4,608	$47,017	23,644	$302,735

Investment of dividends	2,315	22,854	5,423	68,978

Exchanged from associated funds	4,768	47,651	43,908	523,464

Investment of gain distribution	—	—	27,525	336,428

Total	11,691	117,522	100,500	1,231,605

Cost of shares repurchased	(27,289)	(244,946)	(115,603)	(1,506,990)

Exchanged into associated funds	(4,476)	(44,897)	(28,316)	(352,012)

Converted to Class A*	(52,057)	(545,678)	(92,275)	(1,192,556)

Total	(83,822)	(835,521)	(236,194)	(3,051,558)

Decrease	(72,131)	$(717,999)	(135,694)	$(1,819,953)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	24,999	$254,806	7,340	$95,107

Investment of dividends	6,018	59,182	4,901	62,054

Exchanged from associated funds	7,918	79,702	9,370	120,650

Converted from Class D**	970,012	10,243,323	—	—

Investment of gain distribution	—	—	25,387	309,282

Total	1,008,947	10,637,013	46,998	587,093

Cost of shares repurchased	(69,775)	(709,877)	(74,545)	(981,174)

Exchanged into associated funds	(7,063)	(72,551)	(9,385)	(120,127)

Total	(76,838)	(782,428)	(83,930)	(1,101,301)

Increase (decrease)	932,109	$9,854,585	(36,932)	$(514,208)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	109,904	$1,129,972	162,959	$2,111,477

Investment of dividends	4,550	45,232	15,146	193,072

Exchanged from associated funds	7,151	73,491	13,023	166,580

Investment of gain distribution	—	—	86,663	1,054,800

Total	121,605	1,248,695	277,791	3,525,929

Cost of shares repurchased	(143,009)	(1,441,922)	(320,391)	(4,166,341)

Exchanged into associated funds	(10,443)	(106,809)	(16,848)	(212,989)

Converted to Class C**	(970,012)	(10,243,323)	—	—

Total	(1,123,464)	(11,792,054)	(337,239)	(4,379,330)

Decrease	(1,001,859)	$(10,543,359)	(59,448)	$(853,401)

  See footnotes on page 27.

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2008		December 31, 2007

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	51,090	$526,321	118,049	$1,530,621

Investment of dividends	9,226	93,945	14,798	192,584

Investment of gain distribution	—	—	46,978	587,906

Total	60,316	620,266	179,825	2,311,111

Cost of shares repurchased	(22,794)	(234,510)	(38,578)	(508,773)

Increase	37,522	$385,756	141,247	$1,802,338

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	69,453	$731,803	194,890	$2,669,609

Investment of dividends	902	25,765	1,415	19,543

Exchanged from associated funds	2,543	9,581	273	3,576

Investment of gain distribution	—	—	14,538	181,399

Total	72,898	767,149	211,116	2,874,127

Cost of shares repurchased	(29,421)	(307,350)	(70,987)	(946,421)

Increase	43,477	$459,799	140,129	$1,927,706

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.
**	Effective May 16, 2008, Class D shares were converted to Class C shares.
†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

10.	Proceeds from Regulatory Settlement — In June 2008, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $209,621, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”),

Notes to Financial Statements (unaudited)

alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

12.	Recently Issued Accounting Pronouncement — In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund is currently evaluating the impact of the adoption of SFAS 161 on the Fund’s financial statements and related disclosures.

13.	Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of Ameriprise’s acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Fund’s management agreement with the Manager. On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A

	Six Months
	Ended		Year Ended December 31,
	6/30/08		2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$11.44		$13.08	$11.67	$11.58	$10.42	$8.49

Income (Loss) from Investment Operations:

Net investment income	0.13		0.33	0.09	0.06	0.07	0.03

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(1.73)		(0.49)	1.80	0.09	1.16	1.93

Total from Investment Operations	(1.60)		(0.16)	1.89	0.15	1.23	1.96

Less Distributions:

Dividends from net investment income	(0.13)		(0.33)	(0.09)	(0.06)	(0.07)	(0.03)

Distributions from net realized capital gain	—		(1.15)	(0.39)	—	—	—

Total Distributions	(0.13)		(1.48)	(0.48)	(0.06)	(0.07)	(0.03)

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—	—

Net Asset Value, End of Period	$9.72		$11.44	$13.08	$11.67	$11.58	$10.42

Total Return	(13.96	)%(1)	(1.84)%	16.23%	1.26%	11.82%#	23.11%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$148,631		$183,449	$220,152	$223,800	$264,142	$271,692

Ratio of expenses to average net assets	1.36	%†	1.33%	1.33%	1.29%	1.28%	1.31%

Ratio of net investment income to average net assets	2.50	%†	2.47%	0.71%	0.50%	0.66%	0.38%

Portfolio turnover rate	53.32%		119.23%	93.45%	68.31%	43.50%	140.33%

See footnotes on page 34.

Financial Highlights (unaudited)

CLASS B

	Six Months
	Ended		Year Ended December 31,
	6/30/08		2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$11.17		$12.79	$11.43	$11.37	$10.25	$8.39

Income (Loss) from Investment Operations:

Net investment income (loss)	0.09		0.22	(0.01)	(0.03)	(0.01)	(0.03)

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(1.70)		(0.46)	1.76	0.09	1.13	1.89

Total from Investment Operations	(1.61)		(0.24)	1.75	0.06	1.12	1.86

Less Distributions:

Dividends from net investment income	(0.09)		(0.22)	—	—	—	—

Dividends in excess of net investment income	—		(0.01)	—	—	—	—

Distributions from net realized capital gain	—		(1.15)	(0.39)	—	—	—

Total Distributions	(0.09)		(1.38)	(0.39)	—	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—	—

Net Asset Value, End of Period	$9.48		$11.17	$12.79	$11.43	$11.37	$10.25

Total Return	(14.38	)%(1)	(2.54)%	15.38%	0.53%	10.93%#	22.17%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,529		$3,784	$6,068	$9,049	$13,581	$16,312

Ratio of expenses to average net assets	2.11	%†	2.08%	2.08%	2.05%	2.04%	2.07%

Ratio of net investment income (loss) to average net assets	1.75	%†	1.72%	(0.04)%	(0.26)%	(0.10)%	(0.38)%

Portfolio turnover rate	53.32%		119.23%	93.45%	68.31%	43.50%	140.33%

See footnotes on page 34.

Financial Highlights (unaudited)

CLASS C

	Six Months
	Ended		Year Ended December 31,
	6/30/08		2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$11.18		$12.80	$11.44	$11.38	$10.26	$8.39

Income (Loss) from Investment Operations:

Net investment income (loss)	0.08		0.22	(0.01)	(0.03)	(0.01)	(0.03)

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(1.69)		(0.46)	1.76	0.09	1.13	1.90

Total from Investment Operations	(1.61)		(0.24)	1.75	0.06	1.12	1.87

Less Distributions:

Dividends from net investment income	(0.08)		(0.22)	—	—	—	—

Dividends in excess of net investment income	(0.01)		(0.01)	—	—	—	—

Distributions from net realized capital gain	—		(1.15)	(0.39)	—	—	—

Total Distributions	(0.09)		(1.38)	(0.39)	—	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—	—

Net Asset Value, End of Period	$9.49		$11.18	$12.80	$11.44	$11.38	$10.26

Total Return	(14.37	)%(1)	(2.54)%	15.37%	0.53%	10.92%#	22.29%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$11,748		$3,412	$4,381	$4,674	$5,227	$6,671

Ratio of expenses to average net assets	2.11	%†	2.08%	2.08%	2.05%	2.04%	2.07%

Ratio of net investment income (loss) to average net assets	1.75	%†	1.72%	(0.04)%	(0.26)%	(0.10)%	(0.38)%

Portfolio turnover rate	53.32%		119.23%	93.45%	68.31%	43.50%	140.33%

See footnotes on page 34.

Financial Highlights (unaudited)

CLASS D

	1/1/08
	to		Year Ended December 31,
	5/16/08*		2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$11.17		$12.79	$11.43	$11.37	$10.25	$8.39

Income (Loss) from Investment Operations:

Net investment income (loss)	0.07		0.22	(0.01)	(0.03)	(0.01)	(0.03)

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(0.64)		(0.46)	1.76	0.09	1.13	1.89

Total from Investment Operations	(0.57)		(0.24)	1.75	0.06	1.12	1.86

Less Distributions:

Dividends from net investment income	(0.05)		(0.22)	—	—	—	—

Dividends in excess of net investment income	—		(0.01)	—	—	—	—

Distributions from net realized capital gain	—		(1.15)	(0.39)	—	—	—

Total Distributions	(0.05)		(1.38)	(0.39)	—	—	—

Net Asset Value, End of Period	$10.55		$11.17	$12.79	$11.43	$11.37	$10.25

Total Return	(5.09)%		(2.54)%	15.38%	0.53%	10.93%#	22.17%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$11,189	$13,578	$13,704	$16,370	$17,800

Ratio of expenses to average net assets	2.13	%†	2.08%	2.08%	2.05%	2.04%	2.07%

Ratio of net investment income (loss) to average net assets	1.83	%†	1.72%	(0.04)%	(0.26)%	(0.10)%	(0.38)%

Portfolio turnover rate	53.32	%ø	119.23%	93.45%	68.31%	43.50%	140.33%

See footnotes on page 34.

Financial Highlights (unaudited)

CLASS I

	Six Months
	Ended		Year Ended December 31,
	6/30/08		2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$11.53		$13.16	$11.71	$11.61	$10.44	$8.49

Income (Loss) from Investment Operations:

Net investment income	0.15		0.39	0.14	0.10	0.11	0.07

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(1.75)		(0.49)	1.81	0.10	1.17	1.94

Total from Investment Operations	(1.60)		(0.10)	1.95	0.20	1.28	2.01

Less Distributions:

Dividends from net investment income	(0.15)		(0.38)	(0.11)	(0.10)	(0.11)	(0.06)

Distributions from net realized capital gain	—		(1.15)	(0.39)	—	—	—

Total Distributions	(0.15)		(1.53)	(0.50)	(0.10)	(0.11)	(0.06)

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—	—

Net Asset Value, End of Period	$9.79		$11.53	$13.16	$11.71	$11.61	$10.44

Total Return	(13.82	)%(1)	(1.42)%	16.74%	1.69%	12.23%#	23.72%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$6,158		$6,818	$5,923	$4,134	$4,005	$3,265

Ratio of expenses to average net assets	0.90	%†	0.88%	0.91%	0.93%	0.90%	0.98%

Ratio of net investment income to average net assets	2.96	%†	2.92%	1.13%	0.86%	1.04%	0.71%

Portfolio turnover rate	52.32%		119.23%	93.45%	68.31%	43.50%	140.33%

See footnotes on page 34.

Financial Highlights (unaudited)

CLASS R

	Six Months						4/30/03**
	Ended		Year Ended December 31,				to
	6/30/08		2007	2006	2005	2004	12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$11.47		$13.09	$11.67	$11.58	$10.42	$8.66

Income from Investment Operations:

Net investment income	0.12		0.29	0.06	0.03	0.04	0.01

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(1.73)		(0.49)	1.80	0.09	1.17	1.77

Total from Investment Operations	(1.61)		(0.20)	1.86	0.12	1.21	1.78

Less Distributions:

Dividends from net investment income	(0.12)		(0.27)	(0.05)	(0.03)	(0.05)	(0.02)

Distributions from net realized capital gain	—		(1.15)	(0.39)	—	—	—

Total Distributions	(0.12)		(1.42)	(0.44)	(0.03)	(0.05)	(0.02)

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—	—

Net Asset Value, End of Period	$9.75		$11.47	$13.09	$11.67	$11.58	$10.42

Total Return	(14.03	)%(1)	(2.15)%	15.99%	1.01%	11.57%#	20.50%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,236		$2,133	$600	$385	$321	$2

Ratio of expenses to average net assets	1.61	%†	1.58%	1.58%	1.55%	1.54%	1.58	%†

Ratio of net investment income to average net assets	2.25	%†	2.22%	0.46%	0.24%	0.40%	0.09	%†

Portfolio turnover rate	53.32%		119.23%	93.45%	68.31%	43.50%	140.33	%øø

†	Annualized.
*	Date of conversion to Class C shares.
**	Commencement of offering of shares.
ø	Computed at the Fund level for the six months ended June 30, 2008.
øø	Computed at the Fund level for the year ended December 31, 2003.
#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 11.79%; Class B 10.90%; Class C 10.89%; Class D 10.90%; Class I 12.20%; and Class R 11.54%.
(1)	In June 2008, the Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the net asset value per share and total return by $0.01 and 0.10%, respectively (Note 10).

See Notes to Financial Statements.

Board of Directors

Maureen Fonseca 2, 3

•	Head of School, The Masters School
•	Trustee, New York State Association of Independent Schools and Greens Farms Academy
•	Commissioner, Middle States Association

John R. Galvin 1, 3

•	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
•	Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

•	Retired President, Chief Executive Officer, and former Director, Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

•	Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
•	Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

•	Attorney
•	Trustee, The Geraldine R. Dodge Foundation and Drew University

William C. Morris

•	Chairman and Director, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc. and Seligman Services, Inc.
•	Director, Seligman Data Corp.
•	President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

•	Counsel, Lewis & Munday, P.C.
•	Director, Vibration Control Technologies, LLC and OGE Energy Corp.
•	Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
•	Director and Chairman, Highland Park Michigan Economic Development Corp.
•	Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

•	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

•	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
•	Director, CommScope, Inc.

Brian T. Zino

•	Director and President, J. & W. Seligman & Co. Incorporated
•	Chairman, Seligman Data Corp.
•	Director, Seligman Advisors, Inc. and Seligman Services, Inc.
•	Member of the Board of Governors, Investment Company Institute

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Executive Officers
William C. Morris
Chairman
Brian T. Zino
President and Chief Executive Officer
John B. Cunningham
Vice President
Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Thomas G. Rose
Vice President
Lawrence P. Vogel
Vice President and Treasurer
Erik J. Voss
Vice President
Paul B. Goucher
Secretary

Additional Fund Information

Fund Symbols
Class A: SCSFX
Class B: SBCSX
Class C: SCKCX
Class R: SCSRX

Manager
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017
General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759
General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQCS3 6/08

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)	Schedule I — Investments in securities of unaffiliated issuers. Included in item 1 above.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	September 2, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	September 2, 2008

By:
/S/ LAWRENCE P.VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	September 2, 2008

     SELIGMAN COMMON STOCK FUND, INC.
EXHIBIT INDEX
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.